SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2011
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-15752 (Commission File No.)	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)		02155 (Zip Code)
(781) 391-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(e)	On June 14, 2011, the Board of Directors (the “Board”) of Century Bank and Trust Company (the “Company”) approved certain changes to the Company’s Supplemental Executive Retirement and Insurance Plan (“SERIP”) and authorized management to amend the Plan document accordingly as soon as reasonably practicable.

The Board voted to replace the SERIP Death Benefit with a new Survivor Benefit Plan as of June 1, 2011 and will offer the benefit to current SERIP participants.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99	Century Bank Survivor Benefit Plan Board of Directors Adoption Resolution

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ William P. Hornby
William P. Hornby, CPA
Chief Financial Officer and Treasurer
Dated: June 16, 2011